FREMONT INTERNATIONAL SMALL CAP FUND

                        Supplement dated March 12, 1998
                                       to
                         Prospectus dated March 1, 1998

         The Board of Directors and the shareholders of the Fremont Group of Mutual Funds have approved a new sub-advisor for Fremont International Small Cap Fund (the "Fund"). The new sub-advisor is Bee & Associates Incorporated, ("Bee & Associates"), located at 370 Seventeenth Street, Suite 3560, Denver, Colorado.

         Bee & Associates is an independent, Denver-based registered investment adviser founded in 1989. It's principal business is providing investment management services. It has $525 million under management for various foundations, endowments, retirement plan sponsors, mutual funds and individuals. Bee & Associates' investment focus is exclusively on smaller companies worldwide (those with under US $1 billion market cap) and the current average market capitalization of the companies in its portfolios is under $300 million. Bee & Associates' principal executive officers and directors are Bruce B. Bee, President and Director, and Edward N. McMillan, Principal and Director.

         Bee & Associates' investment philosophy is the use of a long-term, bottom up, value orientation toward stock selection and portfolio construction. Bee & Associates invests in all international markets - - primarily in the developed markets, but also including (to a limited extent) emerging markets and post-emerging markets such as Mexico and Brazil. Bee & Associates buys companies for long term appreciation and the portfolio turnover is typically less than 25%. This investment approach tends to make its portfolios more tax efficient (for the fiscal year ended December 31, 1997, the portfolio turnover rate under the Fund's current sub-advisor was 50%).

         Bee & Associates will assume responsibility for the investment portfolio of Fremont International Small Cap Fund as of March 2, 1998. The current sub-advisor, Acadian Asset Management, will continue to act as sub-advisor following March 2, 1998, to assist in the orderly transfer of the investment portfolio to Bee & Associates. The annual sub-advisory fee paid to Bee & Associates will be 1.00% of the Fund's average annual net assets. However, until the earlier of (1) the end of a twelve-month period starting from the effective date of the sub-advisory agreement, or (2) the total assets of the International Small Cap Fund reach $15 million, the Advisor will pay to Bee & Associates a fee computed at the annual rate of 0.80% of the International Small Cap Fund's average value of the daily net assets under management by Bee & Associates. Fremont Investment Advisors, Inc. also reserves day-to-day authority to increase or decrease the amount of Fund's assets under management by Bee & Associates.

         Bee &  Associates'  sub-advisory  fees are paid by  Fremont  Investment
Advisors, Inc. (the "Advisor") out of its advisory fee under a new fee structure. The new fee structure (which includes a distribution on 12b-1 fee as described below) is made up of the following components, each based on average annual assets.

         Advisory fee to Fremont Investment Advisors                   1.25%
            (includes sub-advisory fee)
         Administrative fee to Fremont Investment Advisors             0.15%
         12b-1 fee                                                     0.25%
         Total Operating Expenses (after waiver)                       1.50%
         Total Operating Expenses (prior to waiver)                    1.80%(1)

         The Board of Directors and shareholders of the Fund have also approved the implementation of a 12b-1 plan under which the Fund may directly compensate the Advisor, paying for certain distribution-related expenses, including payments to securities dealers and others (including the Underwriter) who are engaged in promoting the sale of shares of the Fund and who may be advising investors regarding the purchase, sale, or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing, and distributing sales literature, prospectuses, statements of additional information, and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Advisor may, from time to time, deem advisable; and other expenses related to the distribution of the Fund's shares.

         The annual limitation for compensation to the Advisor pursuant to the Plan is .25% of the Fund's average daily net assets. All payments will be reviewed by the Fund's Board of Directors. However, it is possible that in certain periods, the amount of the Advisor's compensation could exceed the Advisor's distribution expenses resulting in a profit to the Advisor.

---------------------
(1) The Advisor anticipates waiving fees and reimbursing the Fund for other expenses in order to limit total operating expenses of the Fund to 1.50% of average daily net assets through the end of the Fund's fiscal year ending October 31, 1999. Absent such reduction, actual total fund operating expenses is estimated to be at 1.80% of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts subject to the following conditions: the Advisor must request reimbursement within three years from the year in which the initial waiver and/or reimbursement is made, and the Board of Directors must approve the reimbursement, and the Fund must be able to make the reimbursement and still stay within the then current operating expense limitation.

   The changes in the fee structure and the rule 12b-1 plan will be implemented on March 2, 1998.

         Furthermore, starting April 1, 1998, the Fund will impose a 2% redemption fee which will be taken out of the proceeds of any redemption of shares purchased after that date and redeemed within six months of purchase (other than shares purchased by participants in company-sponsored retirement plans). The redemption fee is payable to the Fund.

         Fremont Funds and the Advisor have received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund in the future from the provisions of the 1940 Act that require the shareholders of the Fund to approve the Fund's sub-advisory agreement(s) and any amendments thereto. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify sub-advisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expense involved in holding shareholder meetings and soliciting proxies. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

         The Board of Directors and shareholders have also approved a change in status of the Fund from diversified to non-diversified status. In the case of a non-diversified mutual fund, the Investment Company Act imposes no limitations on investments in any one issuer even though the mutual fund would still be subject to the diversification requirements of the Internal Revenue Code necessary to achieve pass-through tax status. Under the Internal Revenue Code, with respect to 50% of a non-diversified fund's assets, not more than 5% can be invested in the securities of any one company and the mutual fund cannot own more than 10% of any company's outstanding voting securities. With respect to the remaining 50% of a non-diversified fund's assets, not more than 25% may be invested in the securities of any one company.

         The change to non-diversified status was made because Bee & Associates' investment strategy is to identify a selected number of under-researched companies and invest only in those companies that offer the best long term investment prospects. This approach tends to result in portfolios that contain only 20 to 25 stocks. Conversion of the Fund to a non-diversified fund will allow the Fund's assets to be concentrated in those ideas which Bee & Associates identifies as the most likely to produce significant capital appreciation. However, if the Fund has fewer portfolio positions, it can be expected to be more volatile, and a decrease in the market price of any one or more of its portfolio positions will have a greater negative impact on the Fund's net asset value per share than might be the case if the Fund held a widely diversified portfolio.